**CERTIFIED COPY**
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

# Notice of Articles

*BUSINESS CORPORATIONS ACT*

*This Notice of Articles was issued by the Registrar on: September 29, 2015 10:14 AM Pacific Time*

*Incorporation Number:* **BC0064170**

*Recognition Date: Incorporated on April 9, 1965*

## NOTICE OF ARTICLES

**Name of Company:**

SCIVAC THERAPEUTICS INC.

### REGISTERED OFFICE INFORMATION

**Mailing Address:**
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, PO BOX 49314
VANCOUVER BC V7X 1L3
CANADA

**Delivery Address:**
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, PO BOX 49314
VANCOUVER BC V7X 1L3
CANADA

### RECORDS OFFICE INFORMATION

**Mailing Address:**
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, PO BOX 49314
VANCOUVER BC V7X 1L3
CANADA

**Delivery Address:**
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, PO BOX 49314
VANCOUVER BC V7X 1L3
CANADA

**DIRECTOR INFORMATION**

**Last Name, First Name, Middle Name:**
Inman, Kate

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| 4400 BISCAYNE BLVD.<br>MIAMI FL 33137<br>UNITED STATES | 4400 BISCAYNE BLVD.<br>MIAMI FL 33137<br>UNITED STATES |

**Last Name, First Name, Middle Name:**
Rector, David

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| 1640 TERRACE WAY<br>WALNUT CREEK CA 94597<br>UNITED STATES | 1640 TERRACE WAY<br>WALNUT CREEK CA 94597<br>UNITED STATES |

**Last Name, First Name, Middle Name:**
Lockshin, Dr. Curtis

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| 7 ROSS ROAD<br>LEXINGTON MA 02421<br>UNITED STATES | 7 ROSS ROAD<br>LEXINGTON MA 02421<br>UNITED STATES |

**Last Name, First Name, Middle Name:**
Rubin, Steven D.

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| 4400 BISCAYNE BLVD.<br>MIAMI FL 33137<br>UNITED STATES | 4400 BISCAYNE BLVD.<br>MIAMI FL 33137<br>UNITED STATES |

**Last Name, First Name, Middle Name:**
Genkin, Dr. Dmitry

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| 26 KONSTANTINOVSKY AVE<br>APT. 2<br>197110<br>ST. PETERSBURG<br>RUSSIAN FEDERATION | 26 KONSTANTINOVSKY AVE<br>APT. 2<br>197110<br>ST. PETERSBURG<br>RUSSIAN FEDERATION |

**Last Name, First Name, Middle Name:**
Logal, Adam

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| 4400 BISCAYNE BLVD.<br>MIAMI FL 33137<br>UNITED STATES | 4400 BISCAYNE BLVD.<br>MIAMI FL 33137<br>UNITED STATES |

**Last Name, First Name, Middle Name:**
Edelstein, Craig

**Mailing Address:**
4400 BISCAYNE BLVD. - 15TH FLOOR
SURFSIDE FL 33137
UNITED STATES

**Delivery Address:**
4400 BISCAYNE BLVD. - 15TH FLOOR
SURFSIDE FL 33137
UNITED STATES

**RESOLUTION DATES:**

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

June 4, 2015
June 4, 2015

**AUTHORIZED SHARE STRUCTURE**

| | | | |
|---|---|---|---|
| 1. | No Maximum | Common Shares | Without Par Value<br><br>Without Special Rights or Restrictions attached |

BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

# Notice of Alteration

*FORM 11*
*BUSINESS CORPORATIONS ACT*
*Section 257*

| | |
|---|---|
| *Filed Date and Time:* | **July 9, 2015 08:22 AM Pacific Time** |
| *Alteration Date and Time:* | **Notice of Articles Altered on July 9, 2015 08:22 AM Pacific Time** |

## NOTICE OF ALTERATION

**Incorporation Number:**
3C0064170

**Name of Company:**
LEVON RESOURCES LTD.

**Name Reservation Number:**
NR6508203

**Name Reserved:**
SCIVAC THERAPEUTICS INC.

### ALTERATION EFFECTIVE DATE:

The alteration is to take effect at the time that this application is filed with the Registrar.

### CHANGE OF NAME OF COMPANY

**From:**
LEVON RESOURCES LTD.

**To:**
SCIVAC THERAPEUTICS INC.

### ADD A RESOLUTION DATE:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

**New Resolution Date:**

June 4, 2015

### AUTHORIZED SHARE STRUCTURE